Filed with the Securities and Exchange Commission on February 26, 2021
REGISTRATION NO. 333-114562
INVESTMENT COMPANY ACT NO. 811-09327
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 27
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 188
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ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(Exact Name of Registrant)
ALLSTATE LIFE INSURANCE COMPANY
(Name of Depositor)
3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(847) 402-5000
(Address and telephone number of Depositor's principal executive offices)
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ANGELA FONTANA
DIRECTOR, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL
ALLSTATE LIFE INSURANCE COMPANY
3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(Name and address of agent for service)

COPIES TO:
JAN FISCHER-WADE, ESQ.
SENIOR ATTORNEY
ALLSTATE LIFE INSURANCE COMPANY
2940 S. 84th Street
Lincoln, NE 68506-4142

Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ___ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[X] on April 30, 2021 pursuant to paragraph (a)(i) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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THE PUTNAM ALLSTATE ADVISOR APEX VARIABLE ANNUITY
An individual and group flexible premium deferred variable annuity contract
Registrant: ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Allstate Life Insurance Company (“Allstate Life”)
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584

Prospectus dated April 30, 2021

Allstate Life Insurance Company (“Allstate Life”) offered the Putnam Allstate Advisor Apex Variable Annuity individual and group flexible premium deferred variable annuity contract (“Contract”).
The Contract is no longer offered for new sales effective November 27, 2003. If you have already purchased a Contract you may continue to make purchase payments according to the Contract. Contracts may not have been available in all states or through your sales representative at the time you purchased your contract. Please check with your sales representative for details.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.AccessAllstate.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits in, or obligations of, or guaranteed or endorsed by, such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.
The Contracts are not FDIC insured.

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GLOSSARY
We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase: The period that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to measure the value of your investment in the Variable Sub:Accounts during the Accumulation Phase. To determine the number of Accumulation Units of each Variable Sub-account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-account by (ii) the Accumulation Unit Value of that Variable Sub-account next computed after we receive your payment or transfer.
Accumulation Unit Value: Each Variable Sub-Account has a separate value for its Accumulation Units (this is analogous to, but not the same as, the share price of a mutual fund).
Allstate Life (“we”): The issuer of the Putnam Allstate Advisor Apex Variable Annuity, an individual and group flexible premium deferred variable annuity contract (“Contract”).
Annuitant: The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). The maximum age of the Annuitant on the date we receive the completed application for each Contract is 90.
Automatic Additions Program: A programs that permits subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.
Automatic Portfolio Rebalancing Program: A program that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary(ies): The person(s) or entity(ies), who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, or, if the Contract Owner is a non-living person, an Annuitant dies. You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract.
1.Primary Beneficiary: the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.
2.Contingent Beneficiary: the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.
Co-Annuitant: An individual who will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered an Annuitant for purposes of determining the Payout Start Date. In addition, the “Death of Annuitant” provision of your Contract does not apply upon the death of the Co-Annuitant.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The Putnam Allstate Advisor Apex, an individual and group flexible premium deferred variable annuity contract, is a contract between you, the Contract owner, and Allstate Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary: Each twelve-month period from the date of your contract’s issue date.
Contract Owner (“you”): The person(s) having the privileges of ownership defined in the Contract.
Contract Value: During the Accumulation Phase, your contract value is equal to the sum of the value of your Accumulation Units in the Variable Sub-accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

Contract Year: The annual period of time measured from the date we issue your Contract or a Contract Anniversary.
Dollar Cost Averaging Program: A program that, during the Accumulation Phase, automatically transfers a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts.
Due Proof of Death: Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Fixed Account Options: Investment Alternatives offered through our general account that credit interest at rates we guarantee. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option and the Standard Fixed Account Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. The guaranteed rate for the Dollar Cost Averaging Fixed Account Option and the Standard Fixed Account Option is 3%.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income Plan: A series of payments made on a scheduled basis to you or to another person designated by you.
Investment Alternatives: The Fixed Account Options and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio; please refer to the prospectuses for the Portfolios.
Issue Date: The date we issue your Contract.
Payout Phase: The period of time that begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
Payout Start Date: The date we apply your money to provide income payments.
Portfolios: The underlying funds in which the Sub- Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Qualified Contracts: Contracts held in a plan which provides that the income on tax sheltered is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Settlement Value: The amount paid in the event of a full withdrawal of the Contract Value.
Standard Fixed Account Option: An option that allows you to allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a “Guarantee Period Account” within the Standard Fixed Account Option (“Standard Fixed Guarantee Period Account”), which is defined by the date of the allocation and the length of the initial interest rate guarantee period.
Systematic Withdrawal Program: A program that permits you to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date.
Tax Qualified Contracts: Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the other annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date: The term used to indicate a “business day,” which means each day Monday through Friday that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time).
Variable Account: An account for which the income, gains, and losses are determined separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.

Variable Sub-Account: An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.

Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Sales Charges Imposed on Purchase Payments
(shown as a percentage of purchase payments)
If the Purchase Payment Amount is: Charge:
Less than $50,000 5.75%
At least $50,000 but less than $100,000 4.50%
At least $100,000 but less than $250,000 3.50%
At least $250,000 but less than $500,000 2.50%
At least $500,000 but less than $1,000,000 2.00%
At least $1,000,000 0.50%
Expenses
Charges for Early Withdrawals
If you withdraw money from the Contract within one year following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 0.50% of the purchase payments withdrawn, declining to 0% over one year. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $500 on a $100,000 investment.
Expenses, Access to Your Money, Income Payments;
Transaction Charges
Transfer Fee: In addition to Withdrawal Charges, you may also be charged 0.50% of the amount transferred when you transfer cash value between Investment Alternatives. This fee applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.
Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of portfolio average daily net assets)	0.80%	0.80%
	Investment Options (Portfolio fees and expenses) (as a percentage of portfolio average daily net assets)	[ ]	[ ]
	Optional benefits available for an additional charge (as a percentage of portfolio average daily net assets)	0.05%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: $[]	Highest Annual Cost: $[]
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract classes and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract classes, optional benefits and Portfolio Company fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Funds or Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts
Insurance Company Risks	An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investment Alternatives
•Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
•We reserve the right to remove or substitute Portfolios as Investment Alternatives.
•Not all Fixed Account Options may be available in all states or with all Contracts.
•There may be limitations on transfers of Contract Value among Variable Sub-Accounts and from the Fixed Account.

We reserve the right to assess, a 0.50% charge on each transfer in excess of 12 per Contract Year.
Expenses, Investment Alternatives
Optional Benefits
We may discontinue or modify any of the optional benefits at any time prior to the time you elect to receive it. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Overview, Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit to You if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½.
Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Some investment professionals may receive compensation for selling the Contracts to investors, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence the investment professionals to offer or recommend the Contracts over another investment for which the investment professional does receive such compensation.
More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. These optional features may impose additional fees, as summarized below in the Expense Table. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Investment Alternatives. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Additional information about each Portfolio is provided in Appendix A to this prospectus.

Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant. In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn.

After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit
At no additional charge, if the Contract Owner or Annuitant die before the Payout Start Date, we will pay a standard death benefit subject to certain conditions.

For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death. These benefits are more fully described in the “Death Benefits” section of this prospectus.

Accessing Your Money
You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $50 at a time or the total amount in the investment alternative, if less. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to a 10% additional tax penalty. A withdrawal charge also may apply.

If the amount you withdraw reduces your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.

Optional Withdrawal Benefits
We offer optional benefits riders that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income. The optional benefits are the Retirement Income Guarantee Rider 1 and Retirement Income Guarantee Rider 2.

Dollar Cost Averaging
Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.

Portfolio Rebalancing	If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations on a quarterly basis at no additional charge. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
Systematic Withdrawal Program	This program allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.

Expense Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Alternatives. State premium taxes may also be deducted.

Transaction Expenses

Maximum:
Sales Charges Imposed on Purchase Payments:(1)	5.75%
(as a percentage of purchase payments)

Withdrawal Charge:(2)	0.50%
(as a percentage of purchase payments withdrawn)

Transfer Fee(3)	0.50%
(as a percentage of the amount transferred)

(1)	If the Purchase Payment Amount is:	Charge:
	Less than $50,000	5.75%
	At least $50,000 but less than $100,000	4.50%
	At least $100,000 but less than $250,000	3.50%
	At least $250,000 but less than $500,000	2.50%
	At least $500,000 but less than $1,000,000	2.00%
	At least $1,000,000	0.50%
(2)	Currently assessed on Contracts that have total purchase payments of at least $1,000,000. The Withdrawal Charge declines to 0% after one year following your last purchase payment.
(3)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Fee	Maximum	Current
Base Contract Expenses (as a percentage of separate account assets)	0.80%	0.80%
Optional benefits available for an additional charge:
Enhanced Beneficiary Protection Option (as a percentage of separate account assets)	0.25%	0.15%
Earnings Protection Death Benefit Option (issue age 0-65) (as a percentage of separate account assets)	0.30%	0.20%
Earnings Protection Death Benefit Option (issue age 66-75) (as a percentage of separate account assets)	0.50%	0.35%
Retirement Income Guarantee Option 1* (as a percentage of Income Base)	0.15%	0.05%
Retirement Income Guarantee Option 2* (as a percentage of Income Base)	0.50%	0.30%
* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). Only one RIG Benefit is allowed on a contract at any time.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	[ ]	[ ]
(1)    Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2020.
EXAMPLE
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. These optional benefits include the Retirement Income Guarantee Option 2 and the Earnings Protection Death Benefit Option for a person age 66 or more. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Maximum Total Annual Portfolio Operating Expenses
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:
If you annuitize your annuity at the end of the applicable time period:
If you do not surrender your annuity:

Principal Risks of Investing in the Contract
Risk of Loss
You can lose money by investing in the Contract.

Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a 10% additional tax penalty.

Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Funds or Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.

Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.

Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $50 at a time.

Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional 10% tax penalty.

The Contracts
CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
•     the investment alternatives during the Accumulation and Payout Phases,
•     the amount and timing of your purchase payments and withdrawals,
•     the programs you want to use to invest or withdraw money,
•     the income payment plan(s) you want to use to receive retirement income,
•     the Annuitant (either yourself or someone else) on whose life the income payments will be based,
•     the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and
•     any other rights that the Contract provides, including restricting income payments to Beneficiaries.
If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.
If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).
The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.
If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later ("Rider Application Date") is currently 75.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. We use the term “Qualified Contract” to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.
Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.
ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.
If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Annuitant on the Rider Application Date is 75.
If you select an Income Plan that depends on the Annuitant or a joint Annuitant’s life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent

Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.
If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:
•     your spouse or, if he or she is no longer alive,
•     your surviving children equally, or if you have no surviving children,
•     your estate.
If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant (“Living Person A”) has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant (“Living Person B”), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.
Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax penalty. You should consult with an attorney before trying to assign periodic income payments under your Contract.

Purchases
MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under the Contract must be $500 or more ($50 for automatic payments). You may make purchase payments at any time prior to the Payout Start Date. We may limit the amount of any additional purchase payment to a maximum of $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.
See Appendix E for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within two business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within five business days. If you do so, we will credit your initial purchase payment to your Contract within that five business day period. If you do not, we will return your purchase payment at the end of the five business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center in Good Order.

We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

TRIAL EXAMINATION PERIOD
You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20-day period after you receive the Contract, or such longer period that your state may require. If you exercise this “Right to Cancel,” the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges that occurred from the date of allocation through the date of cancellation. If state law requires, we will return the greater of the purchase payments, as described, or the Settlement Value. The amount you receive will be less applicable federal and state income tax withholding. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

Contract Value
On the Issue Date, the Contract Value is equal to your initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:
1.changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
2.the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.
We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
    (A)    is the sum of:
    (1)    the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
    (2)    the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
    (B)    is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
    (C)    is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

Investment Alternatives: The Variable Sub-Accounts
You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Funds. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Fund prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.
The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Fund prospectuses, please contact us at 1-800-457-7617 or go to www.accessallstate.com.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits in, or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
Variable insurance portfolios might not be managed by the same portfolio managers who manage retail mutual funds with similar names. These portfolios are likely to differ from similarly named retail mutual funds in assets, cash flow, and tax matters. Accordingly, the holdings and investment results of a variable insurance portfolio can be expected to be higher or lower than the investment results of a similarly named retail mutual fund.

Investment Alternatives: The Fixed Account Options
You may allocate all or a portion of your purchase payments to the Fixed Account Options. We currently offer the basic Dollar Cost Averaging Fixed Account Option, and we may offer the additional Dollar Cost Averaging Fixed Account Options described below. However, the 6 and 12-month Dollar Cost Averaging Options currently are not available.
Please consult with your financial advisor for current information. The Fixed Account supports our insurance and annuity obligations, which includes death benefits and other benefits under the Contracts. The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability.
We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
Basic Dollar Cost Averaging Fixed Account Option.    You may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Basic Dollar Cost Averaging Fixed Account Option. Purchase payments that you allocate to the Basic Dollar Cost Averaging Fixed Account Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one-year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each purchase payment. Renewal rates will not be less than the minimum guaranteed rate found in the Contract, which is 3%.
You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option.
6 and 12 Month Dollar Cost Averaging Fixed Account Options.  In the future, we may offer 6 and 12-month Dollar Cost Averaging Fixed Account Options. Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Fixed Account Option”) or for 12 months (the “12 Month Dollar Cost Averaging Fixed Account Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Fixed Account Options will never be less than 3% annually.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Fixed Account Options to the Variable Sub-Accounts in equal monthly installments. If you discontinue a 6 or 12 Month Dollar Cost Averaging Fixed Account Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.
You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Fixed Account Options. Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee. We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options. For availability and current interest rate information, please contact your sales representative or our customer support unit at 1-800-457-7617.
See Appendix E for numerical examples that illustrate how the Dollar Cost Averaging Programs work.
GUARANTEE PERIODS
You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account (“Guarantee Periods”). Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. We will offer a 1-year Guarantee Period. We offer additional Guarantee Periods at our sole discretion. We currently offer a 1 year and a 6-year Guarantee Period.
Interest Rates.    We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. The interest rate will never be less than the minimum guaranteed rate stated in the Contract, which is 3%. After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, we will notify the owner of the interest rate(s) for the Contract Year then starting.

Investment Alternatives: Transfers
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Currently, all Sub-Accounts other than the Money Market Sub-Account limit new purchases to $50,000 per day. See “The Variable Sub-Accounts” subsection of the “Investment Alternatives” section of this prospectus. Transfers to any Guarantee Period must be at least $100. You may not, however, transfer Contract Value into any of the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer.
We limit the amount you may transfer from the Guarantee Periods to the Variable Account in any Contract Year to the greater of:
(i)30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or
(ii)the greatest dollar amount of any prior transfer from the Standard Fixed Account Option.
These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the current rate that was in effect at the time money was allocated or transferred to a Guarantee Period, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process written requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
1.we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
2.we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
1.the total dollar amount being transferred, both in the aggregate and in the transfer request;
2.the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
3.whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
4.whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
5.the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments.
You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.
See Appendix E for numerical examples that illustrate how the Dollar Cost Averaging Program works.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment to be split among 2 Variable Sub-Accounts. You want 40% to be in the Fund A Variable Sub-Account and 60% to be in the Fund B Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fund A Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fund A Variable Sub-Account and use the money to buy more units in the Fund B Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
See Appendix E for numerical examples that illustrate how the Automatic Portfolio Rebalancing Program works.

Expenses
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is 0.80%. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Allstate will bear the loss. If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will include an additional 0.15% for the Option. If you select the Earnings Protection Death Benefit Option, the mortality and expense risk charge will include an additional 0.20% for the Option if, on the Rider Application Date, both the oldest Owner and Annuitant are age 65 or younger, and an additional 0.35% for the Option if, on the Rider Application Date, either the oldest Owner or Annuitant is over age 65 and both are 75 or younger. We charge the additional fees for the Enhanced Beneficiary Protection Option and the Earnings Protection Death Benefit Option to compensate us for the additional risk that we accept by providing the Options.
Allstate reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. Allstate reserves the right to raise the charge for the Earnings Protection Death Benefit Option to up to 0.30% if, on the Rider Application Date, the oldest Contract Owner and Annuitant are age 65 or younger and to up to 0.50% if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. However, once the Enhanced Beneficiary Protection Option or the Earnings Protection Death Benefit Option is in effect, Allstate cannot change the fee that applies to your Contract for such Option, except upon a spousal continuation of the Contract, as described under "Death Benefit Payments."
We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.
We deduct a mortality and expense risk charge daily at the following annual rates (as a percentage of daily net assets):
1. 0.80% (as a percentage of daily net assets) Base Contract
2. 0.95% (as a percentage of portfolio average daily net assets) with Enhanced Beneficiary Protection Option
3. 1.00% (as a percentage of portfolio average daily net assets) with Earnings Protection Death Benefit Option if, on the Rider          Application Date, both the oldest Owner and Annuitant are age 65 or younger
4. 1.15% (as a percentage of portfolio average daily net assets) with Earnings Protection Death Benefit Option if, on the Rider               Application Date, both the oldest Owner and Annuitant are age 65 or younger
5. 0.85 (as a percentage of the Income Base) with Retirement Income Guarantee Rider 1 Option
6. 1.10% (as a percentage of the Income Base) with Retirement Income Guarantee Rider 2 Option
The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Death Benefit Options and the Income Benefit Option to compensate us for the additional risk that we accept by providing these Options.
We guarantee the mortality and expense risk charge, and since current charges are at the maximum allowed by the Contract, we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
TRANSFER FEE
You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the dollar amount transferred applies to each transfer after the 12th transfer in any Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
RETIREMENT INCOME GUARANTEE RIDER CHARGE
We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider 1 fee will never exceed 0.15% and the Rider 2 fee will never exceed 0.50%. See "Retirement Income Guarantee Riders" for details.

SALES CHARGE
We may assess a sales charge on all purchase payments ranging from 0.50% to 5.75% of the amount of the purchase payment. The sales charge percentage will vary based upon the amount of the purchase payment(s) received as shown below.
Sales Charges Imposed on Purchase Payments (as a percentage of purchase payments)
If the Purchase Payment Amount is:         Charge:
Less than $50,000         5.75%
At least $50,000 but less than $100,000         4.50%
At least $100,000 but less than $250,000         3.50%
At least $250,000 but less than $500,000         2.50%
At least $500,000 but less than $1,000,000         2.00%
At least $1,000,000         0.50%
We use the amounts obtained from the sales charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the sales charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including any profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Reduction of Sales Charge: You may also be entitled to a reduced sales charge if you (1) sign a letter of intent and invest a combined purchase payment amount of $50,000 or more within a 13-month period; and/or (2) have related contracts with us that qualify for rights of accumulation privileges. See "Rights of Accumulation" below. In addition, no sales charge will apply to purchase payments made under Contracts issued to employees of Allstate, certain other eligible organizations, and to certain customers of participating financial services corporations in conjunction with a new or existing asset based brokerage account program such as a "wrap fee" or "fee based" program in states where approved.
Letter of Intent: A letter of intent allows you to set your own investment goal of $50,000 or more over a 13-month period. We base the sales charge on the purchase payments you make during the 13-month period on your investment goal. In essence, we reduce your sales charge on purchase payments made during the 13-month period as though you invested the total amount of purchase payments (your investment goal) in one lump sum.
Example:
Assume as part of your Contract application you sign a letter of intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.50%. You make an initial purchase payment of $20,000. We deduct a reduced sales charge of 4.50% from your initial purchase payment. Two months later you make a subsequent purchase payment of $30,000. We again deduct a reduced sales charge of 4.50% from your purchase payment. Without a letter of intent the sales charge for each purchase payment would have been 5.75%.
You may elect to participate in the letter of intent program at any time. However, we do not retroactively reduce sales charges on purchase payments made before we receive your letter of intent. If you choose to participate in this program at the time you apply for the Contract, you must complete the letter of intent section on the application. If you elect to participate in the program after your Contract is issued, you must complete the appropriate form. The letter of intent form is available by calling our Annuity Service Center at 1-800-457-7617.
You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or upon a full surrender prior to the end of the 13-month period, we will deduct from your Contract the difference between (1) the sales charge applicable to the actual amount of purchase payments you made during the period and (2) the sales charge you actually paid. These charges will be deducted from your Contract proportionately from each investment alternative at the end of the 13-month period.
If you exceed your investment goal and reach the next breakpoint, the sales charge deducted on the next payment is based on the next breakpoint level. However, we do not retroactively reduce sales charges on previous purchase payments.
At any time during the 13-month period, you may increase your investment goal. You must inform us in writing. We include purchase payments received during the 90 days prior to your notice in determining the sales charge on purchase payments made from the date of notice through the end of the original 13-month period.
We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.
Rights of Accumulation: You may qualify for a reduced sales charge through rights of accumulation. Rights of accumulation involves combining your current purchase payment with the current Contract Value of your Contract and/or the current Contract Values of any other variable annuities or the value of any Putnam assets that you, your spouse or any other immediate family member own and that are approved by Allstate for this program. If through accumulation you reach the next breakpoint level, we reduce your sales charge accordingly. The other contracts and Putnam assets must be identified by you or your sales representative at the time you make your initial and any subsequent purchase payment, and must be recognized by Allstate.
There may be other requirements for qualification. For information on which contracts or Putnam assets qualify for rights of accumulation privileges, please contact your sales representative.
The sales charge for purchase payments will be based on the breakpoint corresponding to the sum of (1) your new purchase payment; and (2) your current Contract Value; and (3) the current value(s) of your other eligible contract(s) and Putnam assets.
Example:
Assume your Contract has a current Contract Value of $20,000. You have a second Contract with us that qualifies for rights of accumulation that has a current Contract Value of $25,000. You have no other eligible contracts or Putnam assets. You make a $5,000 purchase payment to your current Contract and inform us of the other eligible Contract. To determine the sales charge applicable to your purchase payment we first calculate the sum of (1) your current Contract Value ($20,000); (2) the current Contract Value of your other eligible Contract ($25,000); and (3) your current purchase payment ($5,000). The sum of these values is $50,000. We deduct the sales charge corresponding to a $50,000 purchase payment, or 4.50%, from your $5,000 purchase payment.
We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.
WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 0.50% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 1 year from the day we receive the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to this Contract appears in the "Expense Table" section. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. The withdrawal charge currently applies only to Contracts that have total purchase payments of at least $1,000,000.
We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from purchase payments, starting with the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:
1.on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
2.the death of the Contract owner or Annuitant (unless the Contract is continued); and
3.withdrawals taken to satisfy IRS minimum distribution rules for the Contract.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender.
Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the Taxes section.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. See Appendix A for a list of Portfolio Companies available under the Contract and their current expenses and performance information. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.

Access to Your Money
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Plans” subsection in the “Income Payments” section of this prospectus.
You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our headquarters, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment alternatives in which you are invested according to the value of your investments therein. In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
2.An emergency exists as defined by the SEC; or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-457-7617 for more information.
Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
See Appendix E for numerical examples that illustrate how the Systematic Withdrawal Program works.
MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and applicable taxes.

Benefits Available Under the Contract
The following table summarizes information about the optional benefits under the contract. Below we describe the optional benefits in more detail.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee*	Current Fee	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to add subsequent purchase payments per month through automatic transfers from your bank account	Standard	No Charge		•Not available with Dollar Cost Averaging Fixed Account Option •Subsequent purchase payments must be at least $50
Automatic Portfolio Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your original percentage allocations	Standard	No Charge		Not available for Fixed Account
Dollar Cost Averaging Fixed Account Options	Allows you to allocate purchase payments to the Fixed Account that will earn interest for a 1-year period at the current rate in effect at the time of allocation	Standard	No Charge
•Each purchase payment allocation must be at least $100
•You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option
•Only available during Accumulation Phase
•Not available in Oregon or Washington

Dollar Cost Averaging Fixed Account Options: 6 and 12 Month	Allows you to allocate purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation	Standard	No Charge
•Each purchase payment allocation must be at least $100
•Must specify the term length over which the transfers are to take place
•May not use Automatic Additions Program to allocate purchase payments
•Not available in Oregon

Letter of Intent	Allows you to set your own investment goal of $50,000 or more over a 13-month period resulting in a reduction in Sales Charges if goal is met	Standard	No Charge
•If the target is not hit, the sales charge due on all payments during the 13 months is calculated
•If more premium than the LOI is submitted, no adjustments are made. The owner is not credited
•Not available in Texas

Rights of Accumulation	Allows you to receive a lower Sales Charge when purchasing or making additions to your Putnam Allstate Advisor Apex contract if you or an immediate family member owns any other Putnam Variable Annuities.	Standard	No Charge
•Applies to new purchase payments only, and is not retroactive
•The other Putnam contracts must be identified by you or your sales representative at the time you make your initial and any subsequent purchase payment, and must be recognized by Allstate

Systematic Withdrawal Program	Allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, semi-annually, or annually	Standard	No Charge		Income taxes may apply

Standard Death Benefit	Provides a death benefit equal to the greater of the sum of all purchase payments (reduced by a proportional withdrawals), the Contract Value on the date we receive due proof of death, or the Maximum Anniversary Value.	Standard	No Charge		None.
Earnings Protection Death Benefit Option	Increases the death benefit by a set percentage of Premium or Earnings.	Optional
0.30%
 of separate account assets if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date
0.50%
if the oldest Contract Owner or Annuitant is over age 66 and all are age 75 or younger on the Rider Application Date

0.20%
 of separate account assets if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date
0.35%
if the oldest Contract Owner or Annuitant is over age 66 and all are age 75 or younger on the Rider Application Date
•You must be 75 or younger on the Rider Application Date. •May be elected with any other death or income benefit option. •Not available in Washington
Enhanced Beneficiary Protection Option	Provides an opportunity for an increased death benefit equal to the Contract Value, plus interest at an annual rate of 5% per year	Optional	0.25% (as a percentage of separate account assets)	0.15% (as a percentage of separate account assets)
•You must be 75 or younger on the Rider Application Date.
•Once elected,
the rider cannot be cancelled, including upon spousal continuation.
•Not available in Washington
•Withdrawals will proportionately reduce the benefit, and such reductions could be significant

Retirement Income Guarantee Rider 1 Option	Guarantees a minimum level of Income Payments	Optional	0.15% (as a percentage of the Income Base)	0.05% (as a percentage of the Income Base)
•You must be 75 or younger on the Rider Application Date.
•Once elected,
the rider cannot be cancelled, including upon spousal continuation.
•Must choose Income Plan 1 or 2 and no commutation is allowed
•No longer available

Retirement Income Guarantee Rider 2 Option	Guarantees a minimum level of Income Payments	Optional	0.50% (as a percentage of the Income Base)	0.30% (as a percentage of the Income Base)
•You must be 75 or younger on the Rider Application Date.
•Once elected,
the rider cannot be cancelled, including upon spousal continuation.
•Must choose Income Plan 1 or 2 and no commutation is allowed
•No longer available

Income Payments
PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:
1.at least 30 days after the Issue Date;
2.no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan. After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the basis. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax.
Three Income Plans are available under the Contract. Each is available to provide:
1.fixed amount income payments;
2.variable income payments; or
3.a combination of the two.
The three Income Plans are:
Income Plan 1 – Life Income with Payments Guaranteed for 10 Years.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
Income Plan 2 – Joint and Survivor Life Income.     Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the death of both the Annuitant and the joint Annuitant.
Income Plan 3 – Guaranteed Payments for a Specified Period.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. A withdrawal charge may apply if the specified period is less than 10 years. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.
The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.
We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
Please note that under these Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
You may apply your Contract Value to an Income Plan. If you elected the Performance Income Benefit Option, the Income Benefit Combination Option 2, or the Income and Death Benefit Combination Option 2, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:
1.terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
2.we may reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use. The payments you receive may also be higher or lower depending on the duration and frequency of the payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:
1.deducting any applicable premium tax; and
2.applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
RETIREMENT INCOME GUARANTEE RIDERS
The Retirement Income Guarantee Riders are no longer being offered. Please keep in mind, once you have selected an optional Income Benefit (each an “Option”), your ability to select a different Option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
You may have the option to add to your Contract one of two Retirement Income Guarantee Riders (RIDER 1 or RIDER 2). Once elected, the Rider cannot be cancelled, including upon spousal continuation. Currently, the option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. Each Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the applicable Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("GUARANTEED INCOME BENEFIT"). Only Income Plan 1 or Income Plan 2 may be chosen. Commutation is not allowed when utilizing this benefit. You may exercise this benefit up to your latest Payout Start Date. The Riders may not be available in all states.
ELIGIBILITY. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:
•You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "RIDER DATE");
•The Payout Start Date must occur during the 30 day period following a Contract Anniversary;
•You must elect to receive fixed income payments, (calculated using the appropriate Income Payment Table shown in your Contract); and
The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:
•10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or
•5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.
RETIREMENT INCOME GUARANTEE RIDER 1. This Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("GUARANTEED INCOME BENEFIT").
The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.05% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of months the Rider was in effect during the current Contract Year.
We calculate the Income Base that we use to determine the value of the Guaranteed Income Benefit as follows:
1. On the Rider Date, the Income Base is equal to the Contract Value.
2. After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:
•For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.
•For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.
The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
(1) = withdrawal amount,
(2) = the Contract Value immediately prior to the withdrawal, and
(3) = the most recently calculated Income Base.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
See Appendix B for an example of how the withdrawal adjustment applies.
The Guaranteed Income Benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment produced by the Guaranteed Income Benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
The Guaranteed Income Benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the Guaranteed Income Benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 1 may not be appropriate.
RETIREMENT INCOME GUARANTEE RIDER 2. This Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the greater of Income Base A or Income Base B described below, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.

The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, the Rider Fee is equal to the number of full remaining months from the Rider Date to the Contract Anniversary divided by twelve times 0.30% with the result multiplied by the Income Base in effect on the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.30% multiplied by the Income Base immediately prior to the withdrawal prorated to reflect the number of full months the Rider was in effect during the current Contract Year. The Rider Fee will not be deducted during the Payout Phase.
The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:
INCOME BASE A. On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:
1. For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.
2. For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.
3. On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.
In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.
INCOME BASE B. On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday.
For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1) = withdrawal amount,
2) = the Contract Value immediately prior to the withdrawal, and
3) = the most recently calculated Income Base.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
See Appendix B for an example of how the withdrawal adjustment applies.
The Guaranteed Income Benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the Guaranteed Income Benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 2 may not be appropriate.
We determine the Guaranteed Income Benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the Guaranteed Income Benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contract offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment- related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

Death Benefits
DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the “Payout Phase” section of your Contract. See “Income Payments” for more information.
We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a “Complete Request for Settlement,” a claim for distribution of the Death Proceeds must include “Due Proof of Death” in any of the following forms of documentation:
1.A certified copy of the death certificate;
2.A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
3.Any other proof acceptable to us.
“Death Proceeds” are determined based on when we receive a Complete Request for Settlement:
1.If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the “Death Benefit.”
2.If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.
Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of your death, the death benefit is equal to the greatest of the following death benefit alternatives:
1. the Contract Value as of the date we receive Due Proof of Death, or
2. the sum of all gross purchase payments, less withdrawals, or
3. the most recent MAXIMUM ANNIVERSARY VALUE prior to the date we determine the death benefit (see "Maximum Anniversary Value" below).
If we do not receive a complete request for payment of the death benefit within 180 days of the date of your death, the death benefit is equal to the greater of:
1. the Contract Value as of the date we receive Due Proof of Death, or
2. the SETTLEMENT VALUE as of the date we determine the death benefit. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge and premium tax.
Allstate reserves the right to extend the 180-day period on a non-discriminatory basis. This right applies only to the amount payable as death benefit and in no way restricts when a claim may be filed.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3:00 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for settlement of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":
•a certified copy of a death certificate,
•a certified copy of a decree of a court of competent jurisdiction as to the
•finding of death, or
•other documentation as we may accept in our sole discretion.

MAXIMUM ANNIVERSARY VALUE. On the Issue Date, the Maximum Anniversary Value is equal to the gross purchase payment. After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:
1. For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the gross purchase payment.
2. For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.
3. On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.
In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit. Contract Values are based on net purchase payments.
We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.
WITHDRAWAL ADJUSTMENT. The withdrawal adjustment reduces the Maximum Anniversary Value and the death benefit under the Enhanced Beneficiary Protection Option, described below, by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1) = the withdrawal amount,
2) = the Contract Value immediately prior to the withdrawal, and
3) = the value of the applicable death benefit alternative immediately prior to the withdrawal.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
See Appendix C for an example of a withdrawal adjustment.
DEATH BENEFIT OPTIONS
Please keep in mind, once you have selected an optional income or death benefit (each an “option”), your ability to select a different option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time.
The Earnings Protection Death Benefit and the Enhanced Beneficiary Protection Option are optional benefits that you may elect. If the Contract owner is a living person, these Options apply only on the death of the Contract owner. If the Contract owner is not a living person, these Options apply only on the death of the Annuitant.
For Contracts with a death benefit option, the death benefit will be the greater of (1) through (3) above in the Death Benefit Amount section, or (4) the death benefit option you selected. The death benefit options may not be available in all states.
EARNINGS PROTECTION DEATH BENEFIT OPTION
If the oldest Contract Owner and Annuitant are age 75 or younger as of the Rider Application Date, you may elect the Earnings Protection Death Benefit Option. You may elect the Earnings Protection Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. We will issue a rider to your Contract if you elect the Earnings Protection Death Benefit Option. The Earnings Protection Death Benefit Option may not be available in all states. We may discontinue the offering of this Option at any time. The Earnings Protection Death Benefit Option and the daily charge for the Option will be terminated upon the change of Contract Owner or Annuitant for reasons other than death.
Under the Earnings Protection Death Benefit Option, if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, the death benefit is increased by:
•the lesser of 100% of In-Force Premium, excluding net purchase payments made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 40% of In-Force Earnings.
•If the oldest Contract Owner or Annuitant is over age 65 and both are age 75 or younger on the Rider Application Date, the death benefit is increased by:
•the lesser of 50% of In-Force Premium, excluding net purchase payments made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 25% of In-Force Earnings.

For the purpose of calculating the Earnings Protection Death Benefit, the following definitions apply:
IN-FORCE PREMIUM equals the Contract Value on the date the Earnings Protection Death Benefit Option is made a part of the Contract ("RIDER DATE") plus all net purchase payments after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial net purchase payment.
IN-FORCE EARNINGS equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.
An EXCESS-OF-EARNINGS WITHDRAWAL is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Earnings Protection Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Earnings Protection Death Benefit with the death benefit as described under "Death Benefit Payments" below.
The value of the Earnings Protection Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Earnings Protection Death Benefit Option may not be appropriate. For purposes of calculating the Earnings Protection Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your representative can help you decide if the Earnings Protection Death Benefit Option is right for you.
For examples of how the death benefit is calculated under the Earnings Protection Death Benefit Option, see Appendix D.
ENHANCED BENEFICIARY PROTECTION OPTION
The Enhanced Beneficiary Protection Option is an optional benefit that you may elect. Currently, the Option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. If you elect the Option, the death benefit will be the greater of the death benefit alternatives (1) through (3) listed in the "Death Benefit Amount" section above, or (4) the Enhanced Beneficiary Protection Option. The Enhanced Beneficiary Protection Option may not be available in all states.
We will issue a rider to your Contract if you elect the Option. Once elected, the rider cannot be cancelled, including upon spousal continuation. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider ("RIDER DATE") is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent gross purchase payments, and less a withdrawal adjustment (computed as described above), will accumulate daily at the rate of 5% per year until the earlier of:
1. the date we determine the death benefit, or
2. the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.
We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under "Death Benefit Amount."
DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER. If you die prior to the Payout Start Date, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section above. The new Contract Owner will have the options described below; except that if the new Contract Owner took ownership as the Beneficiary, the new Contract Owner's options will be subject to any restrictions previously placed upon the Beneficiary.
If the sole New Owner is your spouse, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
1.the life of the New Owner;
2.for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
3.over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:
(i)transfer all or a portion of the excess among the Variable Sub-Accounts;
(ii)transfer all or a portion of the excess into the Basic Dollar Cost Averaging Option; or
(iii)transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Basic Dollar Cost Averaging Option.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge.
Only one spousal continuation is allowed under this Contract.
Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:
•the sum of all gross purchase payments, less any withdrawals; or
•the Contract Value on the date we determine the death benefit; or
•the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:
. "Issue Date" is replaced by the date the Contract is continued,
. "initial purchase payment" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.
If the New Owner is not your spouse but is a living person, or if there are multiple living-person new Owners, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
•the life of the New Owner;
•for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
•over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time).
Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived for any withdrawals made during this 5-year period.
If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner’s named Beneficiary(ies) will receive the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death.
We reserve the right to offer additional options upon the death of Owner.
If the New Owner is a corporation, trust, or other non- living person:
(a)The New Owner may elect to receive the death benefit in a lump sum; or

(b)If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5-year period. No additional purchase payments may be added to the Contract under this election.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
We reserve the right to offer additional options upon the death of Owner.
If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
If you elected the Earnings Protection Death Benefit Option, and your spouse continues the Contract as described above, the Earnings Protection Death Benefit Option and the daily charge for this Option will terminate if the oldest new Contract Owner and Annuitant are over age 75 on the date the Contract is continued, or if the new Contract Owner elects to terminate the Option. If the Earnings Protection Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this option will be reset to the date the Contract is continued ("NEW RIDER DATE"). The age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the Earnings Protection Death Benefit after the new Rider Date. Also, the age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date. For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix D.
For Contracts with the optional Enhanced Beneficiary Protection Option:
.. the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:
. "Rider Date" is replaced by the date the Contract is continued,
. "Contract Value" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment," the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” “Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death.
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.The Contract owner may elect to apply the death benefit to an Income Plan which must begin within one year of the date of death and must be for a guaranteed number of payments for a period from 5 to 30 years but not to exceed the life expectancy of the owner; or
3.If the Contract owner does not elect either of the above options within 180 days of the date of the Annuitant’s death, then the Contract will continue as if death had not occurred. If this option is elected, the new Annuitant will be the youngest owner, unless the owner names a different Annuitant.
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.If the Contract owner does not elect the above option, then the Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death.
On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Putnam Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5-year period.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid. We reserve the right to offer additional options upon the Death of Annuitant. The Contract owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax may apply if the Contract owner is under age 59 1/2. Any amount included in the Contract owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.

The Earnings Protection Death Benefit Option will terminate upon the death of the Annuitant unless you continue the Contract as described above. If the Contract is continued, then this Option will continue with the original Rider Date, the original rates for calculating the Earnings Protection Death Benefit, and the original mortality and expense risk charge.
If the oldest Contract Owner or Annuitant was over age 65 on the Rider Application Date and you continue the Contract, you will continue with the higher mortality and expense risk charge for this Option and the lower Earnings Protection Death Benefit associated with those ages. Therefore, it may not be to your advantage to continue the Contract with the Option if the Contract Owner and new Annuitant are younger than age 66. Your representative can help you decide whether to continue the Contract. We reserve the right to offer additional options upon Death of Annuitant.
Qualified Contracts
The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract. See “Taxes” for the death benefit rules applicable to Qualified Plans.

More Information
ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.
On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Contract will not be changed by the Transaction, and Allstate Life Insurance Company will continue to honor all of its obligations under your Contract. The Transaction will not change the fact that Allstate Life Insurance Company is the named insurer under your Contract.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Allstate Life or the principal underwriter of the Contracts, Allstate Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Allstate Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Allstate Life established the Depositor, Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Allstate Financial Advisors Separate Account I may not be used to pay any liabilities of Allstate Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Allstate Life
The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Funds. To obtain any or all of the underlying Fund prospectuses, please contact us at 1-800-457-7617 or visit us online at www.accessallstate.com.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.    We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
Distribution.    Allstate Distributors, L.L.C. (“ADLLC”) serves as the principal underwriter and distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities but will use its best efforts to sell the securities offered. The principal address of ADLLC is 2920 South 84th Street, Lincoln, NE 68506 and their phone number is (877) 525-5727.
On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to transfer the Distributor of the Contracts, Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions
From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank’s or broker-dealer’s distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer’s registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus or go to the SEC’s Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•    maintenance of Contract Owner records;
•    Contract Owner services;
•    calculation of unit values;
•    maintenance of the Variable Account; and
•    preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Allstate Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.
FINANCIAL STATEMENTS
The consolidated financial statements of Allstate Life Insurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors' Report appear in the Statement of Additional Information. The financial statements of Allstate Financial Advisors Separate Account I, as of December 31, 2020, which are comprised of the underlying financial statements of the Sub-Accounts (“Separate Account”) appear in the Statement of Additional Information.

Taxes

The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. Allstate Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account, and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.    Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
•the Contract Owner is a natural person,
•the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
•Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.    Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.    There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.    Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.
Diversification Requirements.    For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.    The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.    If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax penalty.
Taxation of Annuity Payments.    Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the cost basis in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization. We do not currently permit partial annuitization.
Taxation of Level Monthly Variable Annuity Payments.    You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.
Withdrawals After the Payout Start Date.    Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

Distribution at Death Rules.    In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
•if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
•if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
•if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits. If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary (including any adjustments under the optional riders). Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income    The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions.    A 10% additional tax penalty applies to the taxable amount of any premature distribution from a non-Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no additional tax is incurred on distributions:
•made on or after the date the Contract Owner attains age 59 1/2,
•the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
•the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
•made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
•made under an immediate annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase), or
•attributable to investment in the Contract before August 14, 1982.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments.    With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.    The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.    If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax penalty. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.    The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:
•Individual Retirement Annuities (IRAs) under Code Section 408(b);
•Roth IRAs under Code Section 408A;
•Simplified Employee Pension (SEP IRA) under Code Section 408(k);
•Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
•Tax Sheltered Annuities under Code Section 403(b);
•Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
•State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.    If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
•made on or after the date the Contract Owner attains age 59 1/2,
•made to a beneficiary after the Contract Owner’s death,
•attributable to the Contract Owner being disabled, or
•made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.    Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
The Death Benefit and Tax Qualified Contracts.    Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts.    A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no additional tax is incurred on distributions:
•made on or after the date the Contract Owner attains age 59 1/2,
•made as a result of the Contract Owner’s death or total disability,
•made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
•made after separation from service after age 55 (does not apply to IRAs),
•made pursuant to an IRS levy,
•made for certain medical expenses,
•made to pay for health insurance premiums while unemployed (applies only for IRAs),
•made for qualified higher education expenses (applies only for IRAs)
•made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs),
•made for qualified expenses after the birth or adoption of a child ($5,000 limit on expenses incurred within 1 year after birth or adoption), and
•from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax on premature distributions, will be subject to a 25% additional tax.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.    With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.    Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
•required minimum distributions, or,
•a series of substantially equal periodic payments made over a period of at least 10 years, or,
•a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification is provided or payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.    Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Individual Retirement Annuities.    Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
Roth Individual Retirement Annuities.    Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).    Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement

Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1)The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2)The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3)We receive a complete request for settlement for the death of the Annuitant; and
4)The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a)The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
(b)The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c)The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).    Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).    Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your competent tax advisor.
Tax Sheltered Annuities.    Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
•attains age 59 1/2,
•severs employment,
•dies,
•becomes disabled, or
•incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Corporate and Self-Employed Pension and Profit Sharing Plans.
Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
•A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
•An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.    Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries.. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020.  For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.

Appendix A: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year

(To be filed by amendment)

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Appendix B - Examples – Retirement Income Guarantees Riders 1 & 2

Example - RIG 1 Income Base
The Contract Value on the Rider Date is $100,000. So, the Income Base is also $100,000.
The Income based is recalculated when a purchase payment or withdrawal is made.
After the Rider Date, a purchase payment of $20,000 is made. The Income Base increases by $20,000 to $120,000.
At a later time, a $10,000 withdrawal is made. The Contract Value immediately prior to the withdrawal is $100,000. Since 10% of the Contract Value is withdrawn, the Income Base is also reduced by 10%, or $12,000, to $108,000.

Example - RIG 2 Income Base
The RIG 2 Income Base is the greatest of Income Base A and Income Base B.
Income Base A is calculated like the RIG 1 income Base, including the adjustment for withdrawals. Additionally, the Income Base is compared to the Contract Value on each Contract Anniversary up until the Contract Anniversary following the oldest contract owner’s 85th birthday. If the Contract Value is higher, Income Base A will be set equal to the Contract Value.
Income Base B is equal to the purchase payments less an adjustment for withdrawals, accumulated at 5% up until the first of the month following the older contract owner’s 85th birthday.
The Contract Value and Income Base B are $100,000 on the Rider Date. As of one year from the rider date, no additional purchase payments have been made, so Income Base B is $105,000. If an additional purchase payment of $15,000 is made on that date, Income Base B increases to $120,000. One year later, assuming no additional purchase payments, Income Base will be $126,000.
At that time, a $10,000 withdrawal is made. The Contract Value immediately prior to the withdrawal is $100,000. Since 10% of the Contract Value is withdrawn, the Income Base is also reduced by 10%, or $12,600, to $113,400.
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Appendix C – Withdrawal Adjustment Example – Death Benefits*

Issue Date: January 1, 2002
Initial Purchase Payment: $50,000.

					Death Benefit Amount
					Purchase Payment Value		Enhanced Beneficiary Protection Value
Date	Type of Occurrence	Beginning Contract Value	Transaction Amount	Contract Value After Occurrence		Maximum Anniversary Value
1/1/03	Contract Anniversary	$55,000	—	$55,000	$50,000	$55,000	$52,500
7/1/03	Partial Withdrawal	$60,000	$15,000	$45,000	$35,000	$41,250	$40,347

The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value and Enhanced Beneficiary Protection Value by the same proportion as the withdrawal reduced the Contract Value.

Purchase Payment Value Death Benefit
Partial Withdrawal Amount		$15,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal		$50,000
Adjusted Death Benefit		$35,000

Maximum Anniversary Value Death Benefit
Partial Withdrawal Amount	(a)	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$55,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,750
Adjusted Death Benefit		$41,250

Enhanced Beneficiary Protection Value Death Benefit
Partial Withdrawal Amount	(a)	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes half years worth of interest on $52,500)	(c)	$53,796
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,449
Adjusted Death Benefit		$40,347
* For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for the Contract, net of applicable fees and charges. The Purchase Payment Values and Enhanced Beneficiary Values shown above are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus). Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

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Appendix D - Calculation of Earnings Protection Death Benefit Option*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.
Example 1: Elected When Contract Was Issued Without Any Subsequent Additions or Withdrawals
Assume that the oldest Contract Owner or Annuitant is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.
The calculation is:

(A)	Contract Value:		$125,000.00
(B)	Total Purchase Payments:		$100,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$0.00
(D)	In-Force Premium**:		$96,500.00
(E)	In-Force Earnings:	(E) = (A) – (D)	$28,500.00
(F)	Cap:	(F) = 100% * (D)	$96,500.00
(G)	Earnings Protection Death Benefit***:	(G) = MIN [40% * (E); (F)]	$11,400.00

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
*** If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($7,125.00).
Example 2: Elected When Contract Was Issued With Subsequent Withdrawals
Assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to withdrawal, the Contract Value is $105,000. The Contract Value on the date Allstate Life receives Due Proof of Death will be assumed to be $114,000.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)	Contract Value:		$105,000.00
(2)	Total Purchase Payments:		$100,000.00
(3)	Prior Excess-of-Earnings Withdrawals:		$0.00
(4)	In-Force Premium**:		$96,500.00
(5)	In-Force Earnings:	(5) = (1) – (4)	$8,500.00
(6)	Withdrawal Amount:		$10,000.00
(7)	Excess-of-Earnings Withdrawal:	(7) = (6) – (5) and cannot be negative	$1,500.00
(8)	Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$1,500.00
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$114,000.00
(B)	In-Force Premium** (before withdrawal):		$96,500.00
(C)	Total Excess-of-Earnings Withdrawals:		$1,500.00
(D)	In-Force Premium** (after withdrawal):	(D) = (B) – (C)	$95,000.00
(E)	In-Force Earnings:	(E) = (A) – (D)	$19,000.00
(F)	Cap:	(F) = 100% * (D)	$95,000.00
(G)	Earnings Protection Death Benefit***:	(G) = MIN [40% * (E); (F)]	$7,600.00

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
*** If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

Example 3: Elected After Contract Was Issued With Subsequent Additions and Withdrawals
This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. Assume that the oldest Contract Owner or Annuitant is age 70 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives Due Proof of Death.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)	Contract Value:		$130,000.00
(2)	Contract Value on Rider Date:		$110,000.00
(3)	Prior Excess-of-Earnings Withdrawals:		$0.00
(4)	In-Force Premium**:		$110,000.00
(5)	In-Force Earnings:	(5) = (1) – (4)	$20,000.00
(6)	Withdrawal Amount:		$50,000.00
(7)	Excess-of-Earnings Withdrawal:	(7) = (6) – (5) and cannot be negative	$30,000.00
(8)	Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$30,000.00
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$140,000.00
(B)	In-Force Premium** (before withdrawal and purchase payment):		$110,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$30,000.00
(D)	Additional Purchase Payment:		$40,000.00
(E)	In-Force Premium** (after withdrawal and purchase payment):	(E) = (B) – (C) + (D)	$118,600.00
(F)	In-Force Earnings:	(F) = (A) – (E)	$21,400.00
(G)	Cap:	(G) = 50% * (E)	$59,300.00
(H)	Earnings Protection Death Benefit***:	(H) = MIN [25% * (F); (G)]	$5,350.00
* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
*** If the oldest Contract Owner or Annuitant had been age 65 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,560.00).
Example 4: Spousal Continuation:
This example is intended to illustrate the effect of a surviving spouse electing to continue the contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Rider. Assume that the oldest Contract Owner or Annuitant is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Rider but without any other rider) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$150,000.00
(B)	In-Force Premium** (before withdrawal and purchase payment):		$96,500.00
(C)	Total Excess-of-Earnings Withdrawals:		$0.00
(D)	Additional Purchase Payment:		$0.00
(E)	In-Force Premium** (after withdrawal and purchase payment):		$96,500.00
(F)	In-Force Earnings:	(F) = (A) – (E)	$53,500.00
(G)	Cap:	(G) = 100% * (E)	$96,500.00
(H)	Earnings Protection Death Benefit***:	(H) = MIN [40% * (F); (G)]	$21,400.00
* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus).

** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
***If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($13,375.00).
The calculation of the Continued Contract Value is:

(1)	Premium invested (for the purposes of calculating the Death Benefit):		$100,000.00
(2)	Contract Value:		$150,000.00
(3)	Maximum Anniversary Value:		$160,000.00
(4)	Death Benefit (excluding Earnings Protection Death Benefit):	(4) = MAX [(1); (2); (3)]	$160,000.00
(5)	Earnings Protection Death Benefit:	(H) from above	$21,400.00
(6)	Continuing Contract Value:	(6) = (4) + (5)	$181,400.00
Assume the surviving spouse is age 68 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Rider at an additional mortality and expense risk charge of 0.35% and with an In-force Premium amount equal to the continuing Contract Value and the Rider Date reset to the date the Contract is continued. If this election is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Rider at the time of continuation.

Appendix E - Calculation of Contract Features

Dollar Cost Averaging Fixed Account Option
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation tor the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00

Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance.
In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase
E-1

payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
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APPENDIX F – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Jurisdiction	Special Provisions
Oregon	Dollar Cost Averaging Fixed Account and Fixed Account Options eliminated. No ‘Joint and Survivor’ Income Plan Option
Washington	Standard Fixed Account eliminated.
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We (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, Allstate Life, and the Allstate Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617. You may also visit our website at www.accessallstate.com.

Reports and other information about Allstate Life and the Allstate Financial Advisors Separate Account I are available on the
Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000020514 Putnam Allstate Advisor Apex

THE PUTNAM ALLSTATE ADVISOR APEX VARIABLE ANNUITY CONTRACTS
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated April 30, 2021
Allstate Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277
This Statement of Additional Information supplements the information in the prospectus for the Putnam Allstate Advisor Apex.
This Contract is no longer offered for sale effective July 1, 2003.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated April 30, 2021 for each Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
For convenience, we use the terms "Contract" and "Contracts" to refer generally to all three Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

1

GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Allstate Financial Advisors Separate Account I is Allstate Life Insurance Company. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Allstate Life Insurance Company (“We” or “Allstate Life”) established the Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Allstate Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Allstate Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Allstate Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Allstate Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Allstate Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Allstate Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Allstate Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Allstate Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Allstate Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified
3

coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an expert opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of the Company, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods audited, in conformity with generally accepted accounting principles.

PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective July 1, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
Allstate Distributors, L.L.C. (“ADLLC”) serves as the principal underwriter and distributor of the securities registered herein. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. Main Office: 2920 South 84th Street, Lincoln, NE 68506. (877) 525-5727.
Commission income of Allstate Distributors for the fiscal year ended December 31, 2020 was $0. Commission income of Allstate Distributors for the fiscal year ending December 31, 2019 was $0. Commission income of Allstate Distributors for the fiscal year ending December 31, 2018 was $0. The offering of the Contracts is continuous.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS
We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
CALCULATION OF ANNUITY UNIT VALUES
4

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and accumulation unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:
• Financial statements (and the Reports of Independent Registered Public Accounting Firm) of Allstate Life Insurance Company, as of December 31, 2020, 2019, and 2018, and for each of the years in the three-year period ended December 31, 2020.
• The statements of net assets of each of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2020 and the statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two-year period then ended.
The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Contracts.
The financial statements of each of the Sub-Accounts of Allstate Financial Advisors Separate Account I Account of Allstate Life Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement which report expresses an unqualified opinion on the financial statements and financial highlights. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements, and the related financial statement schedules, incorporated in this Prospectus by reference from the Allstate Life Insurance Company’s Annual Report on Form 10-K for the year ended December 31, 2020, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph referring to a change in presentation and method of accounting for the recognition and measurement of financial assets and financial liabilities on January 1, 2018, due to adoption of FASB Accounting Standards Update No. 2016-01, Financial Instruments - Overall (Subtopic 825-10)). Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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PART C

OTHER INFORMATION
Item 27. EXHIBITS

(a)(1)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Life Insurance Company Separate Account A (Incorporated herein by reference to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 9, 1999.)

(a)(2)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I (Incorporated herein by reference to Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-77605) dated May 3, 1999.)

(a)(3)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing the consolidation of Allstate Life Insurance Company Separate Account A into Allstate Financial Advisors Separate Account I (Previously filed in Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-114561) dated April 19, 2004.)

(b)	Not Applicable.

(c)(1)
Underwriting Agreement with Allstate Distributors, LLC (ALFS, Inc., formerly known as Allstate Life Financial Services, Inc., merged with and into Allstate Distributors, LLC effective September 1, 2011) (Incorporated herein by reference to Pre- Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 16, 1999.)

(c)(2)
Underwriting Agreement with Allstate Distributors, L.L.C. (Incorporate herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-31288) dated April 27, 2000.)

(d)(1)	Form of Putnam Allstate Advisor Contract (Incorporated herein by reference to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 9, 1999.)

(d)(2)
Form of Putnam Allstate Advisor Apex Contract (Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 31, 1999.)

(d)(3)
Form of Earnings Protection Death Benefit Rider (Putnam Allstate Advisor Contract) (Incorporated herein by reference to Post-Effective Amendment No. 7 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 2, 2001.)

(d)(4)
Form of Earnings Protection Death Benefit Rider (Putnam Allstate Advisor Apex Contract) (Incorporated herein by reference to Post-Effective Amendment No. 7 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 2, 2001.)

(d)(5)
Form of Death Benefit Change Endorsement (Putnam Allstate Advisor Contract and Putnam Allstate Advisor Apex Contract) (Incorporated herein by reference to Post-Effective Amendment No. 10 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 30, 2002.)

(d)(6)
Form of Amendatory Endorsement for Dollar Cost Averaging Fixed Account Transfers (Putnam Allstate Advisor Contract and Putnam Allstate Advisor Apex Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 10 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 30, 2002.)

(d)(7)
Form of Amendatory Endorsement to add 5 and 7 - Year Guarantee Period to Standard Fixed Account (Putnam Allstate Advisor Contract) (Incorporated herein by reference to Post-Effective Amendment No. 10 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 30, 2002.)

(d)(8)
Form of Putnam Allstate Advisor Contract (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(9)
Form of Putnam Allstate Advisor Contract--non-MVA version (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(10)
Form of Enhanced Beneficiary Protection Rider A--Annual Increase (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No.333-72017) dated June 10, 2002.)

(d)(11)
Form of Enhanced Beneficiary Protection Rider B--Maximum Anniversary Value (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(12)
Form of Earnings Protection Death Benefit Rider (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(13)
Form of Retirement Income Guarantee Rider 1 (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(14)
Form of Retirement Income Guarantee Rider 2 (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(15)
Form of Income Protection Benefit Rider (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(16)
Form of Spousal Protection Benefit Rider (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(17)
Form of Amendatory Endorsement for Charitable Remainder Trust (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(18)
Form of Amendatory Endorsement for Grantor Trust (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(19)
Form of Amendatory Endorsement for Waiver of Charges (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(20)
Form of Amendatory Endorsement for Employees (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(21)
Form of TrueReturn Accumulation Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 16 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 19, 2003.)

(d)(22)	Form of Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-114562) dated October 4, 2004.)

(d)(23)	Form of Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(d)(24)	Form of Custodial Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(d)(25)	Form of SureIncome Plus Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (SEC File No. 333-114562) dated April 18, 2006.).

(d)(26)	Form of SureIncome for Life Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (SEC File No. 333-114562) dated April 18, 2006.)

(e)(1)
Form of Putnam Allstate Advisor Application for a Contract (Incorporated herein by reference to Pre- Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 16, 1999.)

(e)(2)
Form of Putnam Allstate Advisor Apex Application for a Contract (Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 31, 1999.)

(e)(3)
Form of Application for Putnam Allstate Advisor Contracts (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(e)(4)
Form of Application for Allstate Advisor Contracts (Incorporated herein by reference to Post-Effective Amendment No. 16 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 19, 2003.)

(e)(5)
Form of Application for Allstate Advisor Contracts (Incorporated herein by reference to Post-Effective Amendment No. 19 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated December 11, 2003.)

(e)(6)
Form of Applications for Allstate Advisor Variable Annuity Contracts (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-114562) dated September 14, 2004.)

(e)(7)	Form of Application for SureIncome Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-114562) dated October 4, 2004.)

(e)(8)	Form of Application for Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(e)(9)	Form of Application for Custodial Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(e)(10)
Form of Application (with TrueBalance) for Allstate Advisor Variable Annuity Contract (Previously filed in Post-Effective Amendment No. 8 to this Registration Statement (SEC File No. 333-114562) dated April 25, 2005.)

(e)(11)
Form of Application (with SureIncome Plus and SureIncome for Life Withdrawal Benefit Riders) for Allstate Variable Annuity Contracts (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (SEC File No. 333-114562) dated April 18, 2006.)

(f)(1)
Articles of Incorporation of Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 9 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 20, 2001.)

(f)(2)	Amended and Restated By-laws of Allstate Life Insurance Company (Incorporated herein by reference to Depositor's Form 8-K (SEC File No. 0-31248) dated March 20, 2007.)

(g)
Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 333-141909) dated June 20, 2007.)

(h)(1)
Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp., and Allstate Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 registration statement (SEC File No. 333-31288) dated April 27, 2000.)

(h)(2)
Form of Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Allstate Life Insurance Company and Allstate Distributors, LLC (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(3)
Form of Participation Agreement among LSA Variable Series Trust, LSA Asset Management LLC and Allstate Life Insurance Company ("LSA Participation Agreement") (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(4)
Form of Amendment No. 1 to LSA Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(5)
Form of Amendment No. 2 to LSA Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(6)
Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(7)
Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management Inc. and Allstate Life Insurance Company ("Van Kampen LIT Participation Agreement") (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-64254) dated September 7, 2001.)

(h)(8)
Form of Amendment No. 2 to the Van Kampen LIT Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(9)
Form of Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc. and Allstate Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-64254) dated September 7, 2001.)

(h)(10)
Form of Amendment No. 1 to the Van Kampen LIT Participation Agreement (Incorporated herein by reference to the initial filing of Depositor's Form N-4 Registration Statement (SEC File No. 333-102934) dated February 3, 2003.)

(h)(11)
Form of Participation Agreement among Lord Abbett Series Fund, Inc., Lord Abbett Distributors LLC and Allstate Life Insurance Company and Allstate Life Insurance Company of New York (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-114562) dated September 14, 2004.)

(i)(1)	The Administrative Services Agreement between Allstate Life Insurance Company and The Prudential Insurance Company of America effective as of June 1, 2006. (Filed herewith)

(i)(2)	The Master Services Agreement between The Prudential Insurance Company of America and se2, Inc. dated January 23, 2008. (Filed herewith)

(k)(1)
Opinion of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company regarding the legality of the securities being registered (Putnam Allstate Advisor Contract) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated April 16, 1999.)

(k)(2)
Opinion of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company regarding the legality of the securities being registered (Putnam Allstate Advisor Apex Contract) (Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated August 31, 1999.)

(k)(3)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 3 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated February 1, 2000.)

(k)(4)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 5 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated June 19, 2000.)

(k)(7)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 6 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 26, 2000.)

(k)(8)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 7 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 2, 2001.)

(k)(9)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(k)(10)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 15 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 22, 2003.)

(k)(11)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 16 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 19, 2003.)

(k)(12)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 19 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated December 11, 2003.)

(k)(13)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-114562) dated April 19, 2004.)

(k)(14)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-114562) dated September 14, 2004.)

(k)(15)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-114562) dated October 4, 2004.)

(k)(16)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(k)(17)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (SEC File No. 333-114562) dated December 29, 2004.)

(k)(18)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being Registered (Previously filed in Post-Effective Amendment No. 5 to this Registration Statement (SEC File No. 333-114562) dated January 26, 2005.)

(k)(19)
Opinion and Consent of Susan L. Lees, Director, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement (SEC File No. 333-114562) dated April 24, 2009.)

(l)	Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(99)	Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Jesse E. Merten, Julie Parsons, John C. Pintozzi, Mario Rizzo, Glenn T. Shapiro, Steven E. Shebik, Brian P. Stricker and Thomas J. Wilson. To be filed by amendment.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor

Dugenske, John E.	Director
Fontana, Angela K.	Director
Fortin, Mary Jane	Director
Imbarrato, Mario	Director
Merten, Jesse E.	Director
Parsons, Julie	Director
Pintozzi, John C.	Director
Rizzo, Mario	Director
Shapiro, Glenn T.	Director
Shebik, Steven E.	Director
Stricker, Brian P.	Director
Wilson, Thomas J.	Director
Wilson, Thomas J.	Chairman of the Board
Fortin, Mary Jane	President
Dugenske, John E.	Chief Executive Officer
Flewellen, James M.	Senior Vice President
Hirsch, Marilyn V.	Senior Vice President
Hwang, Christina	Senior Vice President
Imbarrato, Mario	Senior Vice President and Chief Financial Officer
Pedraja, Michael A.	Senior Vice President and Treasurer
Pintozzi, John C.	Senior Vice President and Controller
Stricker, Brian P.	Senior Vice President
Trudan, Dan E.	Senior Vice President
Welton, Courtney V.	Senior Vice President and Chief Privacy and Ethics Officer
DeCoursey, Randal	Vice President

The principal business address of the officers and directors is 3075 Sanders Road, Northbrook, Illinois 60062-7127.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

Information in response to this item is incorporated by reference to Exhibit 21 in the Form 10-K Annual Report of The Allstate Corporation filed February 21, 2020 (File #001-11840).

The Allstate Corporation and Subsidiaries[1]

12.03.2019

The Allstate Corporation
008 (DE)
Allstate Financial Insurance Holdings Corporation
375 (DE)
Allstate Insurance Holdings, LLC
396 (DE)
Allstate Insurance Company
010 (IL)
Kennett Capital, Inc.
306 (DE)
Allstate International Holdings, Inc.
144 (DE)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
American Heritage Life Insurance Company
374 (FL)
First Colonial Insurance Company
378 (FL)
American Heritage Service Company
372 (FL)
Allstate Assurance Company
Intramerica Life Insurance Company
379 (NY)
Encompass Insurance Holdings, LLC
Esurance Holdings, Inc.
Allstate Vehicle and Property Insurance Company
Allstate North American Insurance Company
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Answer Financial Inc.
417 (DE)
Allstate Enterprises, LLC
Allstate Insurance Company of Canada
Pembridge Insurance Company
Pafco Insurance Company
Allstate Texas Lloyd's
Allstate County Mutual Insurance Company
Investment Holding Entities
Shelf Investment Holding Entities
Square Trade Holding Company, Inc.
SquareTrade, Inc.
Allstate Investments, LLC
Allstate Investment Management Company
Allstate Global Holdings
Arity, LLC
InfoArmor, Inc.
Signature Nationwide Auto Club of California, Inc.
KEY
Public Company
First Tier
Second Tier
Third Tier
Fourth Tier
Fifth Tier
Sixth Tier
Non-stock Insurance Company
Non-stock Investment Pool
Holding Company

[1]Corporate Organizational Chart does not include joint venture affiliated investments with third parties (see Schedule Y of Statutory Statements)

ITEM 30. INDEMNIFICATION

The General Agency Agreement (Exhibit 3(b)) contains a provision in which Allstate Life agrees to indemnify Morgan Stanley & Co. Inc. as Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate Life. The Agreement to Purchase Shares contains a similar provision in paragraph 16 of Exhibit 12.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

Allstate Distributors, LLC (“Allstate Distributors”) serves as principal underwriter to the following affiliated investment companies:

Allstate Financial Advisors Separate Account I
Allstate Life of New York Separate Account A

The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business Address of Each Such Person*	Positions and Offices with Underwriter
Flewellen, James M.	Manager
Fontana, Angela K.	Manager
Lenz, Brigitte K.	Manager
Nelson, Mary K.	Manager
Stricker, Brian P.	Manager
Flewellen, James M.	Chairman of the Board
Nelson, Mary K.	President
Hwang, Christina	Senior Vice President
Pedraja, Michael A.	Senior Vice President and Assistant Treasurer
Pintozzi, John C.	Senior Vice President and Controller
Fontana, Angela K.	Vice President, General Counsel and Secretary
Gordon, Daniel G.	Vice President and Assistant Secretary
Lundahl, Carol E.	Vice President and Assistant Treasurer
Priess, Kenneth P.	Vice President and Treasurer
Welton, Courtney V.	Senior Vice President and Chief Privacy and Ethics Officer
Goldstein, Dana	Chief Compliance Officer
Willemsen, Lisette S.	Assistant Secretary
* The principal business address of the foregoing officers and directors is 3075 Sanders Road, Northbrook, IL 60062-7127.

COMPENSATION OF PRINCIPAL UNDERWRITER FROM THE REGISTRANT FOR LAST FISCAL YEAR

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Allstate Distributors	N/A	N/A	$0	N/A

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Allstate Life is located at 3075 Sanders Road, Northbrook, Illinois 60062-7127. Allstate Life maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
ITEM 33. MANAGEMENT SERVICES

None.

ITEM 34. FEE REPRESENTATION

Allstate Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life under the Contracts.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I has duly caused the amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on this 29th day of April, 2021.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I (REGISTRANT)
By:	ALLSTATE LIFE INSURANCE COMPANY

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

By:	ALLSTATE LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary
As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company, on this 29th day of April, 2021.

SIGNATURE	TITLE
*John E Dugenske John E. Dugenske	Director and Chief Executive Officer (Principal Executive Officer)
*Mary Jane Fortin Mary Jane Fortin	Director and President
*Thomas J. Wilson Thomas J. Wilson	Director and Chairman of the Board
/s/Angela K. Fontana Angela K. Fontana	Director, Vice President, General Counsel and Secretary
*Mario Imbarrato Mario Imbarrato	Director, Senior Vice President and Chief Financial Officer
*John C. Pintozzi John C. Pintozzi	Director, Senior Vice President and Controller (Principal Accounting Officer)
*Steven E. Shebik Steven E. Shebik	Director
*Julie Parsons Julie Parsons	Director
*Brian P. Stricker Brian P. Stricker	Director and Senior Vice President
*Jesse E. Merten Jesse E. Merten	Director
*Mario Rizzo Mario Rizzo	Director
*Glenn T. Shapiro Glenn T. Shapiro	Director
*/By: /s/Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

Exhibit No.	Description

(i)(1)	The Administrative Services Agreement between Allstate Life Insurance Company and The Prudential Insurance Company of America effective as of June 1, 2006. (Filed Herewith).

(i)(2)	The Master Services Agreement between The Prudential Insurance Company of America and se2, Inc. dated January 23, 2008. (Filed herewith)

(l)	Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(99)	Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Jesse E. Merten, Julie Parsons, John C. Pintozzi, Mario Rizzo, Glenn T. Shapiro, Steven E. Shebik, Brian P. Stricker and Thomas J. Wilson. To be filed by amendment.